    As filed with the Securities and Exchange Commission on March 25, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 24, 1997


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)


            Maryland                     1-12252               36-3877868
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization       File Number         Identification No.)


                     Two North Riverside Plaza, Suite 400
                               Chicago, Illinois                       60606
                   (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (312) 474-1300

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


     Exhibit
     Number         Exhibit
     -------        -------
        1           Form of Terms Agreement dated March 24, 1997 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an
                    exhibit to the Registrant's registration statement on Form
                    S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is
                    incorporated by reference in such registration statement, is set forth in full in such registration statement, which
                    Terms Agreement incorporates the terms and provisions of
                    Equity Residential Properties Trust (a Maryland real
                    estate investment trust) -- Common Shares of Beneficial
                    Interest, Preferred Shares of Beneficial Interest and
                    Depositary Shares --Standard Underwriting Provisions, dated
                    December 2, 1996, which was previously filed pursuant to a
                    Current Report on Form 8-K, dated December 5, 1996, pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to such
                    registration statement on Form S-3.

        5           Opinion of Rosenberg & Liebentritt, P.C., with an opinion of
                    Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form
                    S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  March 25, 1997           By: /s/ Bruce C. Strohm
                                    ------------------------------------------
                                    Bruce C. Strohm, Secretary, Executive Vice
                                          President and General Counsel

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